BNY Mellon Global Stock Fund
Statement of Investments
February 28, 2025 (Unaudited)

Description	Shares	Value ($)
Common Stocks — 98.8%
Australia — 1.6%
CSL Ltd.	89,500	14,521,714
Canada — 3.3%
Alimentation Couche-Tard, Inc.	311,100	15,467,374
Canadian National Railway Co.	140,600	14,254,852
		29,722,226
Denmark — 3.0%
Novo Nordisk A/S, Cl. B	296,000	26,833,247
France — 3.9%
L’Oreal SA	38,800	14,205,929
LVMH Moet Hennessy Louis Vuitton SE	28,600	20,780,257
		34,986,186
Hong Kong — 2.3%
AIA Group Ltd.	2,733,600	20,937,538
Ireland — 1.8%
Experian PLC	348,100	16,628,861
Japan — 3.4%
Keyence Corp.	44,028	17,541,486
Shin-Etsu Chemical Co. Ltd.	421,000	12,710,741
		30,252,227
Netherlands — 2.4%
ASML Holding NV	30,460	21,624,767
Spain — 2.1%
Industria de Diseno Textil SA	356,900	19,416,075
Switzerland — 3.1%
Lonza Group AG	16,600	10,495,165
Roche Holding AG	51,500	17,153,026
		27,648,191
Taiwan — 3.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	185,300	33,452,209
United Kingdom — 2.1%
Compass Group PLC	547,300	19,165,899
United States — 66.1%
Adobe, Inc. (a)	62,900	27,585,424
Alphabet, Inc., Cl. C	172,140	29,645,951
Amphenol Corp., Cl. A	423,000	28,171,800
Automatic Data Processing, Inc.	82,000	25,844,760
Booking Holdings, Inc.	3,760	18,860,198
Cognizant Technology Solutions Corp., Cl. A	150,708	12,558,498
Copart, Inc. (a)	276,000	15,124,800
Costco Wholesale Corp.	17,210	18,046,578
Edwards Lifesciences Corp. (a)	238,100	17,052,722
Fastenal Co. (b)	272,400	20,628,852
Ferguson Enterprises, Inc.	101,000	17,927,500
Fortinet, Inc. (a)	216,900	23,427,369
Intuitive Surgical, Inc. (a)	41,900	24,014,985
Linde PLC	58,800	27,462,540
Mastercard, Inc., Cl. A	59,500	34,290,445
Mettler-Toledo International, Inc. (a)	8,200	10,436,304

Statement of Investments (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks — 98.8% (continued)
United States — 66.1% (continued)
Microsoft Corp.	84,800	33,664,752
Moody’s Corp.	35,480	17,879,791
NIKE, Inc., Cl. B	177,300	14,082,939
Old Dominion Freight Line, Inc.	83,180	14,681,270
O’Reilly Automotive, Inc. (a)	17,300	23,763,972
Paychex, Inc.	134,000	20,323,780
ResMed, Inc. (b)	87,100	20,339,592
Stryker Corp.	55,900	21,588,021
Texas Instruments, Inc.	102,300	20,049,777
The TJX Companies, Inc.	187,200	23,355,072
Visa, Inc., Cl. A	36,900	13,383,999
Waters Corp. (a)	31,934	12,049,975
West Pharmaceutical Services, Inc.	43,700	10,153,258
		596,394,924
Total Common Stocks (cost $350,433,490)		891,584,064

	1-Day Yield (%)
Investment Companies — 1.1%
Registered Investment Companies — 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $10,273,413)	4.43	10,273,413	10,273,413
Total Investments (cost $360,706,903)		99.9%	901,857,477
Cash and Receivables (Net)		0.1%	809,502
Net Assets		100.0%	902,666,979

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)
Security, or portion thereof, on loan. At February 28, 2025, the value of the fund’s securities on loan was $14,819,842 and the value of the collateral was
$14,967,103, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

(c)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to statement of investments.

Statement of Investments
BNY Mellon Global Stock Fund

February 28, 2025 (Unaudited)
The following is a summary of the inputs used as of February 28, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	659,569,359	232,014,705††	—	891,584,064
Investment Companies	10,273,413	—	—	10,273,413
	669,842,772	232,014,705	—	901,857,477

†	See Statement of Investments for additional detailed categorizations, if any.
††	Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.
Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At February 28, 2025, accumulated net unrealized appreciation on investments was $541,150,574, consisting of $546,410,948 gross unrealized appreciation and $5,260,374 gross unrealized depreciation.
At February 28, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.